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                                                                   EXHIBIT 23.1



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Forms S-3 and S-8) of our report dated February 13, 1998, with respect to the consolidated financial statements of Cypress Bioscience, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1997.


                                        ERNST & YOUNG LLP


San Diego, California
March 27, 1998